SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 22, 1996


                               TEL OFFSHORE TRUST
               (Exact name of registrant as specified in charter)

         Texas                       0-6910                   76-6004064
 (State of other jurisdic-        (Commission              (IRS employer
 tion of incorporation)           file number)             identification no.)


         Texas Commerce Bank National Association
         Corporate Trust Division
         712 Main Street
         Houston, Texas                                          77002
(Address of principal executive offices)                      (Zip code)


       Registrant's telephone number, including area code: (713) 216-5712


          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

        The information set forth in the press release of the registrant dated October 22, 1996, which is filed as an exhibit hereto, is incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits.

        99.1    Press Release dated October 22, 1996

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                         TEL OFFSHORE TRUST
                                              By: Texas Commerce Bank National
                                                      Association,
                                                   Corporate Trustee


                                               By: /s/ Pete Foster
                                                   ----------------------------
                                                   Pete Foster
                                                   Senior Vice President and
                                                   Trust Officer

October 28, 1996

                                  EXHIBIT INDEX



         Exhibit No.                               Description
         -----------                               -----------
            99.1                      Press Release dated October 22, 1996